                                                                   Exhibit 10.38


                         UNITED WISCONSIN SERVICES, INC.

                                       AND

                            BLUE CROSS & BLUE SHIELD
                               UNITED OF WISCONSIN

                            1998 PROFIT SHARING PLAN

                            1998 PROFIT SHARING PLAN

OBJECTIVES

         1. To focus participant awareness on Corporate and Business Unit/Regional Area financial results and to motivate employees to strive for financial success.

         2. To motivate participants to focus on the importance of providing excellent service to our customers and to maximize customer satisfaction results.

ELIGIBILITY

In order to be a participant in the 1998 Profit Sharing Plan ("Plan"), the following requirements must be met:

         1. The employee must be actively at work on or before the first day of the Plan Year, January 2, 1998, and have completed one full year of service on the last day of the Plan Year, December 31, 1998.


         2. The employee must be continuously employed by the Corporation through the date of payment (anticipated to be in March 1999). For the purpose of this eligibility requirement, employees who are laid-off with recall rights on the date of payment shall not be considered to be employed by the Corporation. Further, employment by one or more of the following employers shall constitute employment by the Corporation: Blue Cross & Blue Shield United of Wisconsin (except those employees of Blue Cross & Blue Shield in the Government Programs Division who work on the Medicaid subcontract); United Wisconsin Services, Inc.; Compcare Health Services Insurance Corporation; United Wisconsin Insurance Company; United Wisconsin Life Insurance Company; Heartland Dental Plan, Inc.; Meridian Resource Corporation; Valley Health Plan; United Wisconsin Proservices, Inc.; United Heartland, Inc.; Meridian Managed Care, Inc.; Meridian Marketing Services, Inc.; Hometown Insurance Services, Inc.; and Unity Health Plans.

COMPONENTS OF THE PROGRAM

The components of the 1998 Profit Sharing Plan are as follows:

         1.       Profit Sharing of Combined Financial Results ("Corporate
                  Component")

         2.       Business Unit/Regional Area Financial Results ("Local
                  Component")

         3.       Customer Satisfaction Component

The Components are established by the Management Review Committees of the Boards of Directors of Blue Cross & Blue Shield United of Wisconsin and United Wisconsin Services, Inc. (collectively the "Committee").

Profit sharing payouts for each eligible employee will be based on a percentage of Base Earnings paid during the Plan Year. For purposes of this Plan, Base Earnings shall be limited to: compensation for hours actually worked, not including overtime; holiday pay; vacation pay, not including payouts for either accrued or unused vacation time; benefits received under the Corporation's Short Term Disability Plan; sick pay; pay for personal days, not including pay for unused personal days; funeral pay; total compensation received by a participant from the Corporation and from a third party for jury duty, military service, and serving as a witness; and exam pay. To be considered Base Earnings, the item must have actually been paid during the Plan Year.

CORPORATE COMPONENT

The Corporate Component of this Plan can pay out a maximum of 7% of a participant's Base Earnings. The Corporate Component is based on income after tax as reported in the audited combined financial statements for Blue Cross & Blue Shield United of Wisconsin. For purposes of this Plan, Combined Financial Results shall exclude net income or loss from "extraordinary items." "Extraordinary items" include, but are not limited to, sale of one or more buildings, sale of one or more subsidiaries, sale of one or more joint ventures, and sales of UWS stock by Blue Cross & Blue Shield United of Wisconsin. The Committee shall have sole and complete discretion to determine what constitutes "extraordinary items."

LOCAL COMPONENT

The Local Component of this Plan is established individually for each Business Unit/Regional Area. This Component can pay out a maximum of 7% of a participant's Base Earnings. The Local Component is based on income before tax (except for United Wisconsin Group and United Heartland which use net operating income). The financial results of the following Business Units/Regional Areas will be measured to determine the Local Component of the 1998 Plan:

       1.  Meridian Resource Corporation
       2.  Meridian Managed Care, Inc., Pharmacy Services, and CNR Health, Inc.
       3.  Heartland Dental
       4.  United Heartland
       5.  United Wisconsin Group
       6.  United Government Services (includes Proservices)
       7.  North Central Region (Blue Cross)
       8.  Northeast Region (Blue Cross)
       9.  Southeast Region - ASO
      10.  Southeast Region - Blue Cross & Compcare Insured (Local)
      11.  Southeast Region - National Business & Government Employees
      12.  Southwest Region (Blue Cross & Hometown Insurance Services)
      13.  Western Region (Blue Cross & Valley Health Plan)
      14.  Meridian Marketing Services, Inc.

The Local Component schedule and the Corporate Component schedule are on page 8 of this document.

The Local Component for the following units will be measured on the average of the payout results of the separately specified measured Local Components:

1. United Wisconsin Services Corporate will be measured on the average of the payout results of the fourteen separately measured Local Components listed on page two (2). In addition to regular UWS corporate functions, "United Wisconsin Services Corporate" will include: Group Relations; Information Support Services; Network Management; Network Financial Services; Network Reporting and Analysis; Quality Improvement; Meridian Marketing; HMO/Special Markets Reporting and Accounting; United 24; Blue Cross & Blue Shield Cash Control, Cash Receipts, Financial Statements, Group Agreement, National Accounts and Accounting; and the Core System Migration Team.

2. Southeast Region Combined will be measured on the average of the payout results of the separately measured Local Components for the Southeast Region - ASO, the Southeast Region - Blue Cross & Compcare Insured (Local), and the Southeast Region - National Business & Government Employees.

3. Blue Cross Regional Services will be measured on the average of the payout results of the separately measured Local Components for the North Central Region, the Northeast Region, the Southeast Region - ASO, the Southeast Region - Blue Cross & Compcare Insured (Local), the Southwest Region, and the Western Region.

4. Regional Services Combined will be measured on the average of the payout results of the separately measured Local Components for the North Central Region, the Northeast Region, the Southeast Region - ASO, the Southeast Region - Blue Cross & Compcare Insured (Local), the Southwest Region, the Western Region, and Meridian Marketing Services, Inc.

The Corporate Component schedule for the four units listed above is on Page 8 of this document.

CUSTOMER SATISFACTION COMPONENT

The Customer Satisfaction Component can pay out a maximum of 7% of a participant's Base Earnings. The customer satisfaction component is based on surveys conducted throughout the year (except for United Government Services which uses the ratio of program savings to program costs).

Each Business Unit/Regional Area will be measured individually against the following targets:

                            TARGET FOR REGIONAL AREAS
                   NORTH CENTRAL, NORTHEAST, SOUTHEAST - ASO,
                   SOUTHEAST - NATIONAL BUSINESS & GOVERNMENT
                        EMPLOYEES, SOUTHWEST, AND WESTERN


Each Regional Area will be measured individually against the schedule below. The payout to Hometown Insurance Services, Inc. employees will be based on the customer satisfaction survey results for the Southwestern Region. For purposes of the Customer Satisfaction Component, the Western Regional Area will not include Valley Health Plan, which will be measured separately. The Blue Cross and Compcare subscribers of the Southeast Region - National Business & Government Employees area will include Title 19 recipients.


        +1                 +2                 +3                  +5                  +7
   -----------         -----------        ----------         ----------           ----------

   88.0%-89.7%         89.8%-91.5%        91.6%-93.2%        93.3%-94.8%          94.9%-100%



                     TARGET FOR MERIDIAN MARKETING SERVICES

Meridian Marketing Services employees will be measured on the basis of customer satisfaction survey results collected from individual policyholders.


        +1                 +2                 +3                  +5                  +7
   -----------         -----------        ----------         ----------           ----------

   91.0%-92.6%         92.7%-93.9%        94.0%-95.2%        95.3%-96.8%          96.9%-100%



                          TARGET FOR SOUTHEAST REGION -
                      BLUE CROSS & COMPCARE INSURED (LOCAL)

The Blue Cross and Compcare subscribers of the Southeast Region of Blue Cross & Compcare "Local" Insured will be measured separately; however, the payout to employees will be the same and will be based on a weighted average of the results of both measurements.


        +1                 +2                 +3                  +5                  +7
   -----------         -----------        ----------         ----------           ----------

   86.0%-88.2%         88.3%-90.4%        90.5%-93.0%        93.1%-94.8%          94.9%-100%




                          TARGET FOR VALLEY HEALTH PLAN

Valley Health Plan employees will be measured on the basis of customer satisfaction survey results collected from its customers.


        +1                 +2                 +3                  +5                  +7
   -----------         -----------        ----------         ----------           ----------

   92.6%-93.7%         93.8%-94.9%        95.0%-96.1%        96.2%-97.3%          97.4%-100%


                           TARGET FOR HEARTLAND DENTAL

Heartland Dental employees will be measured on the basis of customer satisfaction survey results collected from its customers.


        +1                 +2                 +3                 +4                 +5                +6               +7
   -----------         -----------        -----------        -----------       ----------        ----------        -----------
   86.0%-88.0%         88.1%-90.0%        90.1%-92.0%        92.1%-94.0%       94.1%-96.0%       96.1%-98.5%       98.6%-100%


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                           TARGET FOR UNITED HEARTLAND

United Heartland employees will be measured on the basis of group satisfaction according to the following scale:


        +1                 +2                 +3                 +4                 +5                +6               +7
   -----------         -----------        -----------        -----------       -----------       -----------       -----------

   93.0%-95.0%         95.1%-96.5%        96.6%-98.0%        98.1%-98.5%       98.6%-99.0%       99.1%-99.5%       99.6%-100%



                      TARGET FOR UNITED GOVERNMENT SERVICES

United Government Services employees will be measured on the basis of ratio of program savings to program costs according to the following schedule:


        +1                 +2                 +3                 +4                 +5                +6               +7
   -----------         -----------        -----------        -----------       -----------       -----------       -----------
   15:1%-22.1%          22.1:1%-           23.1:1%-           24.1:1%-           26.1:1%-          28.1:1%-        30.1:1% or
                          23.1%              24.1%              26.1%             28.1%             30.1%             more


                                 TARGET FOR UWG

UWG employees will be measured using the following schedules:

CLAIMANT SATISFACTION: A weighted average of survey responses from STD and LTD and dental claimants.


     +0.333            +0.667            +1.00             +1.333            +1.667            +2.00            2.334
     ------            ------            -----             ------            ------            -----            -----

     91.0%-            92.0%-            92.7%-            93.5%-            94.4%-           95.6%-            97.0%-
      91.9%             92.6%            93.4%             94.3%             95.5%             97.0%             100%


GROUP SATISFACTION: A weighted average of surveys of groups with claims activity and group enrollments of new and existing groups.


     +0.333            +0.667            +1.00             +1.333            +1.667            +2.00            2.333
     ------            ------            -----             ------            ------            -----            -----
     93.0%-            95.1%-            96.1%-            97.1%-            97.6%-           98.1%-            99.1%-
      95.0%             96.0%            97.0%             97.5%             98.0%             99.0%             100%


AGENT SATISFACTION: An average of surveys of agents who sold UWG products to new groups.


     +0.333            +0.667            +1.00             +1.333            +1.667            +2.00            2.333
     ------            ------            -----             ------            ------            -----            -----
     92.0%-            95.0%-            96.1%-            97.1%-            97.6%-           98.1%-            99.1%-
      94.9%             96.0%            97.0%             97.5%             98.0%             99.0%             100%


                        TARGET FOR MERIDIAN MANAGED CARE

Meridian Managed Care employees will be measured on the basis of customer satisfaction survey results collected from its customers. The following scale will be used:


       +1                +2                +3                +4                +5               +6                +7
     ------            ------            -----             ------            ------            -----            -----
     91.5%-            92.6%-            94.6%-            95.6%-            96.6%-           97.6%-            98.6%-
      92.5%             94.5%            95.5%             96.5%             97.5%             98.5%             100%


                      TARGET FOR SOUTHEAST REGION COMBINED

The Customer Service Component to be used for the Southeast Region Combined staff will be based on an average of the combined customer satisfaction results for the Southeast Region - ASO, the Southeast Region - Blue Cross & Compcare (Local), and the Southeast Region - National Business/Government Employees.



                     TARGET FOR BLUE CROSS REGIONAL SERVICES

The Customer Satisfaction Component to be used for the Blue Cross Regional Services staff will be based on an average of the combined customer satisfaction results for the North Central Region, the Northeast Region, the Southeast Region
- Blue Cross & Compcare Insured (Local), the Southeast Region - ASO, the Southwest Region, and the Western Region.


                      TARGET FOR REGIONAL SERVICES COMBINED

The customer satisfaction component to be used for the Regional Services Combined staff will be based on an average of the combined customer satisfaction results for the North Central Region, the Northeast Region, the Southeast Region
- Blue Cross & Compcare Insured (Local), the Southeast Region - ASO, the Southwest Region, the Western Region, and Meridian Marketing Services, Inc.


                         TARGET FOR UWS CORPORATE STAFF

The customer satisfaction component to be used for UWS Corporate staff will be based on an average of the combined customer satisfaction results for all separately measured areas. In addition to regular UWS corporate functions, Group Relations; Investigation and Recovery Services; Pharmacy Services; Information Support Services; Meridian Resource Corporation; Network Management; Network Financial Services; Network Reporting and Analysis; Quality Improvement; Meridian Marketing; HMO/Special Markets Reporting and Accounting; United 24; Blue Cross & Blue Shield Cash Control, Cash Receipts, Financial Statements, Group Agreement, National Accounts and Accounting, and the Core System Migration Team will be included in the UWS Corporate staff measurement.


PAYMENT OF AWARDS

No payments will be made under the Local Component or the Customer Satisfaction Component unless a payment is earned under the Corporate Component of the Plan. Notwithstanding the previous sentence, the Committee, at its discretion, may selectively award Profit Sharing payouts to specified Business Units/Regional Areas, or portions thereof, if such payouts are warranted.

Profit Sharing will be awarded in cash within 30 days following approval by the Committee.

The Local Component of the Plan will be prorated based on months of service for participants who transfer from one Business Unit/Regional Area to another during the Plan Year. The Customer Satisfaction Component will also be prorated based on months of service for participants who transfer from one individually rated entity (e.g. United Heartland, Meridian Marketing Services, Valley Health Plan) to another individually rated entity during the Plan Year. For purposes of proration, the results of the Local Components and the Customer Satisfaction Components will be determined as of the end of the Plan Year.

Participants who otherwise meet eligibility requirements for the Plan Year but who die, become disabled or retire before the end of the Plan Year, will be eligible for a pro-rata payout. Participants who otherwise meet eligibility requirements for the Plan Year but who die, become disabled or retire before the payment date but after completing the full Plan Year of service will be eligible for a full payout. In the case of death, payment will be made to the participant's estate.

Employees who otherwise terminate employment with the Corporation prior to the payment date will not be eligible for a profit sharing payout.


PLAN ADMINISTRATION

The Committee maintains overall responsibility for the Profit Sharing Plan and is given complete discretion to administer the Plan and to interpret and/or modify all terms and conditions of the Plan.

The Committee, at its discretion, reserves the right to amend, suspend or terminate the Profit Sharing Plan provided that no such amendment, suspension or termination shall reduce or impair the value of any awards after such awards are made by the Committee.